Prepayments and Other Assets, Net - Schedule of Movement of Provisions for Prepayments and Other Assets (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Schedule of Movement of Provisions for Prepayments and Other Assets [Abstract]
Beginning balance	$ 405	$ 454	$ 439
Provisions for (recovery of) credit losses for prepayments and other assets	176	(42)	54
Exchange rate effect	(8)	(7)	(39)
Ending balance	$ 573	$ 405	$ 454